UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2026

Suncrete, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43227	39-4989597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

817 E. 4th Street
Tulsa, Oklahoma 74120

(Address of principal executive offices, including zip code)

(918) 355-5700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RMIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Membership Interest Purchase Agreement

On April 28, 2026, two subsidiaries of Suncrete, Inc., a Delaware corporation (the “Company”) – Concrete Partners, LLC, a Delaware limited liability company (“Purchaser”) and Suncrete Intermediate, Inc., a Delaware corporation and newly formed subsidiary of the Company (“Purchaser Holdco”) – entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) and related agreements with the owners of Hope Concrete, LLC, a Texas limited liability company (the “Target”), to acquire 100% of the ownership interests of Target and its subsidiaries, Lafayette Concrete Division LLC, a Louisiana limited liability company, and Baton Rouge Concrete Division LLC, a Louisiana limited liability company (collectively with the Target, the “Hope Companies”). The Hope Companies are in the business of concrete manufacturing, concrete production, concrete sales, and trucking of concrete, sand, rock, cement, and fly ash. On April 28, 2026, the Company completed the acquisition of the Hope Companies (the “Acquisition”). The owners of the Hope Companies who are also parties to the Purchase Agreement, were Hope Concrete Intermediate Holdings, LLC, a Delaware limited liability company (“Hope Intermediate”), Michael Mikytuck, Christine Wienberg, and Foley Bros., LLC, a Texas limited liability company (“Foley,” and collectively, with Hope Intermediate, Mr. Mikytuck and Ms. Wienberg, the “Sellers”), and Hope Intermediate in its capacity as representative of the Sellers.

After giving effect to the transactions contemplated by the Purchase Agreement, the aggregate consideration consisted of (i) 220,007 shares (the “Mikytuck Rollover Securities”) of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) issued to Mr. Mikytuck, (ii) 69,511 shares of Class B common stock, par value $0.0001 per share, of Purchaser Holdco issued to Foley (the “Holdco Rollover Securities”) and (iii) a net closing cash payment of $39,377,232.21, subject to certain adjustments as set forth in the Purchase Agreement, with respect to the purchased units sold by the other Sellers.

The Holdco Rollover Securities issued by Purchaser Holdco are nonvoting, have no dividend or liquidation rights and are exchangeable for an aggregate of 695,110 shares of Class A Common Stock of the Company (the “Suncrete Exchange Securities” and, collectively with the Mikytuck Rollover Securities and the Holdco Rollover Securities, the “Rollover Securities”) on the terms and subject to the conditions set forth in an Exchange Agreement, dated April 28, 2026, by and among the Company, Purchaser Holdco and Foley.

The Purchase Agreement contains customary representations, warranties and covenants of the Sellers and Purchaser. The representations and warranties set forth in the Purchase Agreement were made solely for the benefit of the parties thereto, and (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Purchase Agreement by disclosures that were made to the other parties in accordance with the Purchase Agreement, (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws, and (iv) were made only as of the dates specified in the Purchase Agreement. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Purchaser, Purchaser Holdco, the Target or their respective subsidiaries or affiliates.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in this Current Report on Form 8-K under Item 1.01 regarding the Acquisition is incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the Rollover Securities is incorporated herein by reference in its entirety.

In connection with the Acquisition, Mr. Mikytuck elected to apply his portion of the consideration, in the amount of $2,545,480.52, to subscribe for and acquire, and the Company issued, the Mikytuck Rollover Securities pursuant to a Subscription Agreement, dated April 28, 2026, by and between the Company and Mr. Mikytuck, in lieu of receiving such cash payment directly.

The issuance of the Mikytuck Rollover Securities and the Holdco Rollover Securities was made, and the issuance of the Suncrete Exchange Securities will be made, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder, as a transaction not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On April 29, 2026, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company intends to file any financial statements required by Item 9.01(a) with respect to the Acquisition described in Item 2.01 of this Current Report by amendment to this Current Report as soon as practicable and, in any event, not later than 71 days after the date on which this Current Report is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information.

The Company intends to file any pro forma financial information required by Item 9.01(b) with respect to the Acquisition described in Item 2.01 of this Current Report by amendment to this Current Report as soon as practicable and, in any event, not later than 71 days after the date on which this Current Report is required to be filed pursuant to Item 2.01.

(d) Exhibits.

Exhibit Number	Description
2.1*	Membership Interest Purchase Agreement, dated April 28, 2026, by and between Concrete Partners, LLC, Suncrete Intermediate, Inc., Hope Concrete Intermediate Holdings, LLC, and certain owners of Hope Concrete, LLC signatory thereto.
99.1	Press Release, issued April 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCRETE, INC.

Date: April 29, 2026	By:	/s/ Randall Edgar
		Name:	Randall Edgar
		Title:	Chief Executive Officer